SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  July 17, 2009


                   WHITE MOUNTAIN TITANIUM CORPORATION
           (Exact Name of Registrant as Specified in Charter)

           NEVADA                    333-129347              87-057730
(State or Other Jurisdiction  (Commission File Number)     (IRS Employer
     of Incorporation)                                  Identification No.)

Enrique Foster Sur 20, Piso 19 Las Condes, Santiago Chile           None
        (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (562) 231-5780

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     (b) Effective July 17, 2009, Cesar A. Lopez resigned as a director of White Mountain Titanium Corporation.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        White Mountain Titanium Corporation

Date:  July 20, 2009                    By /s/ Charles E. Jenkins
                                           Charles E. Jenkins, CFO


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